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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 7, 2002


                               Actuant Corporation
             (Exact name of Registrant as specified in its charter)


         Wisconsin                  1-11288                39-0168610
 (State or other jurisdiction    (Commission File        (I.R.S Employer
      of incorporation)             Number)            Identification No.)


                              6100 NORTH BAKER ROAD
                           MILWAUKEE, WISCONSIN 53209
           Mailing Address: P.O. Box 3241, Milwaukee, Wisconsin 53201
               (Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code:  (414) 352-4160


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Item 5. Other Events.

     On February 7, 2002, Actuant Corporation, a Wisconsin corporation (the "Company"), entered into an underwriting agreement (the "Underwriting Agreement") relating to an underwritten public offering (the "Offering") of 3,000,000 shares of the Company's Class A common stock. Pursuant to the Underwriting Agreement, the Company granted the underwriters of the Offering an option to purchase up to 450,000 additional shares to cover over-allotments, if any. The Offering is subject to customary closing conditions and is expected to close on February 13, 2002. The Offering is being made pursuant to a Prospectus Supplement dated February 7, 2002, which supplements the Company's Prospectus dated January 27, 1999 and the Prospectus Supplement and Prospectus constitute part of the Company's Registration Statement on Form S-3 (File No. 333-47493). The Underwriting Agreement is being filed as Exhibit 1.1 to the Report and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  n/a

          (b)  n/a

          (c)  Exhibits.

               See the Exhibit Index, following the signature page of this Report, which Exhibit Index is incorporated herein by reference.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Actuant Corporation
                                              -------------------
                                              (Registrant)

February 8, 2002                              /s/ Andrew G. Lampereur
                                              ----------------------------
                                              Andrew G. Lampereur
                                              Vice President and Chief Financial
                                              Officer (Principal Financial
                                              Officer and duly authorized to
                                              sign on behalf of Registrant)


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                               ACTUANT CORPORATION

                                  EXHIBIT INDEX

                                       to

                             FORM 8-K CURRENT REPORT

                          Dated as of February 7, 2002

Exhibit                                                                      Incorporated          Filed
Number                               Description                           by Reference to        Herewith
-------                              -----------                           ---------------        --------
1.1            Underwriting Agreement, dated February 7, 2002 among                                  X
               Actuant Corporation and First Union Securities, Inc.;
               ABN AMRO Rothschild LLC; Robert W. Baird & Co.
               Incorporated and Bear, Stearns & Co. Inc.


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